                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 5, 2002

                            COMMUNICATE NOW. COM INC

             (Exact name of registrant as specified in its charter)

         Delaware                 333-52812                  874-2945581

    (State or other            (Commission File              (IRS Employer
    jurisdiction of                 Number)               Identification No.)

                  8310 Kitty Hawk Rd. Universal City, TX 76068
                    (Address of principal executive offices)

                                  210-566-7327
                          (Issuer's telephone number)

                                       N/A
          (Former name or former address, if changed since last report)

Item 5. Other Events

                UNANIMOUS CONSENT OF THE SOLE DIRECTOR IN LIEU OF A
                  SPECIAL MEETING OF THE BOARD OF DIRECTORS OF

                            COMMUNICATE NOW. COM INC

                                  June 5, 2002

The undersigned, being all the sole member of the Board of Directors of
Communicate Now. com Inc. (the "Corporation"), hereby consents to the adoption of the following Resolutions, pursuant to the provisions of
Delaware General Corporation Law.

RESOLVED, THAT THE Board of Directors of Communicate Now.com Inc.,
authorize (the "Corporation"), to change the name of (the "Corporation"), to American Energy Partners Inc.

RESOLVED FURTHER, that (the "Corporation"), will also file for a change in the trading symbol, which will be issued by Standard and Poors.

RESOLVED FUTHER, that the Board of Directors authorizes Communicate Now.com
Inc., too file all necessary forms with the SEC, NASDAQ, AND the State of
Delaware to facilitate the name change of (the "Corporation").

EXECUTED:  6-5-02

By: Charles Bitters
    Sole Director

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the
Undersigned, there unto duly authorized.

                                   COMMUNICATE NOW. COM INC.
                                   ----------------------------
                                   (Registrant)

                                   /s/ Charles Bitters
                                   -----------------------------
                                   Charles Bitters
                                   Sole Director